EXHIBIT 7.01

AGREEMENT OF JOINT FILING

The parties listed below agree that the Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

/s/ Zhan Youdai
Zhan Youdai

ASIA GREEN FOOD ENTERPRISE LIMITED

By:/s/ Zhan Youdai
Name: Zhan Youdai
Title: Director

CID GREATER CHINA VENTURE CAPITAL FUND III, L.P

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

CAI JIANXUAN

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

AMPLE GOLD INTERNATIONAL LTD.

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

LI HOI YEUNG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HUANG SHUNMIAN

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

WONG KA WA

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

JADE LANE GROUP LIMITED

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HFG INVESTMENTS, LTD.

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

VALUE PARTNERS HEDGE MASTER FUND LIMITED

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HALTER FINANCIAL INVESTMENTS, L.P.

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

YING WONG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

XU YIHONG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HEPING WANG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

ARTHUR INVESTMENTS ADVISORY CO. LTD.

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

YUANJIA XU

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

WENSI ZHANG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

DAIWU CHEN

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HUI DENG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HONG HU

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HONG ZHANG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

ZHANG YIZI

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

XIANG ZHOU

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

XI LIANG

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

JAMES H. GROH

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact

HERITAGE MANAGEMENT CONSULTANTS

By:/s/ Alex Chin
Name: Alex Chin
Title: Attorney-in-fact